The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2018

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q18 vs.				YTD18 vs.
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Selected income statement data
Fee revenue	$3,209	$3,319	$2,886	$3,148	$3,120	(3)%	3%	$6,528	$6,128	7%
Net securities gains (losses)	1	(49)	(26)	19	—	N/M	N/M	(48)	10	N/M
Fee and other revenue	3,210	3,270	2,860	3,167	3,120	(2)	3	6,480	6,138	6
Income (loss) from consolidated investment management funds	12	(11)	17	10	10	N/M	N/M	1	43	N/M
Net interest revenue	916	919	851	839	826	—	11	1,835	1,618	13
Total revenue	4,138	4,178	3,728	4,016	3,956	(1)	5	8,316	7,799	7
Provision for credit losses	(3)	(5)	(6)	(6)	(7)	N/M	N/M	(8)	(12)	N/M
Noninterest expense	2,747	2,739	3,006	2,654	2,655	—	3	5,486	5,297	4
Income before income taxes	1,394	1,444	728	1,368	1,308	(3)	7	2,838	2,514	13
Provision (benefit) for income taxes	286	282	(453)	348	332	1	(14)	568	601	(5)
Net income	$1,108	$1,162	$1,181	$1,020	$976	(5)%	14%	$2,270	$1,913	19%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,055	$1,135	$1,126	$983	$926	(7)%	14%	$2,190	$1,806	21%

Diluted earnings per common share	$1.03	$1.10	$1.08	$0.94	$0.88	(6)%	17%	$2.14	$1.70	26%
Average common shares and equivalents outstanding - diluted (in thousands)	1,014,357	1,021,731	1,030,404	1,041,138	1,041,879	(1)%	(3)%	1,018,020	1,044,809	(3)%

Financial ratios
Pre-tax operating margin	34%	35%	20%	34%	33%			34%	32%
Return on common equity (annualized) (a)	11.2%	12.2%	12.1%	10.6%	10.4%			11.7%	10.3%
Return on tangible common equity (annualized) – Non-GAAP (a)	23.5%	25.9%	25.9%	21.9%	21.9%			24.6%	22.1%
Percent of non-U.S. total revenue	37%	37%	39%	36%	35%			37%	34%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$33.6	$33.5	$33.3	$32.2	$31.1	—%	8%
Assets under management (“AUM”) (in trillions)	$1.81	$1.87	$1.89	$1.82	$1.77	(3)%	2%

Book value per common share (a)	$37.97	$37.78	$37.21	$36.11	$35.26
Tangible book value per common share – Non-GAAP (a)	$19.00	$18.78	$18.24	$18.19	$17.53
Cash dividends per common share	$0.24	$0.24	$0.24	$0.24	$0.19
Common dividend payout ratio	23%	22%	22%	26%	22%
Closing stock price per common share	$53.93	$51.53	$53.86	$53.02	$51.02
Market capitalization	$53,927	$52,080	$54,584	$54,294	$52,712
Common shares outstanding (in thousands)	999,945	1,010,676	1,013,442	1,024,022	1,033,156

Capital ratios at period end (c)
Common equity Tier 1 (“CET1”) ratio	11.0%	10.7%	10.3%	10.7%	10.4%
Tier 1 capital ratio	13.1%	12.7%	12.3%	12.8%	12.5%
Total capital ratio	13.9%	13.4%	13.0%	13.6%	12.8%
Supplementary leverage ratio (“SLR”)	6.2%	5.9%	5.9%	6.1%	6.0%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at June 30, 2018, $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017 and $1.2 trillion at June 30, 2017.

(c)    Regulatory capital ratios for June 30, 2018 are preliminary. All risk-based capital ratios are presented using Advanced Approaches risk-weightings. The capital ratios for the 2017 periods are presented on a fully phased-in basis. See "Capital and Liquidity" for the transitional capital ratios.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						2Q18 vs.				YTD18 vs.
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Revenue
Investment services fees:
Asset servicing	$1,157	$1,168	$1,130	$1,105	$1,085	(1)%	7%	$2,325	$2,148	8%
Clearing services	392	414	400	383	394	(5)	(1)	806	770	5
Issuer services	266	260	197	288	241	2	10	526	492	7
Treasury services	140	138	137	141	140	1	—	278	279	—
Total investment services fees	1,955	1,980	1,864	1,917	1,860	(1)	5	3,935	3,689	7
Investment management and performance fees	910	960	962	901	879	(5)	4	1,870	1,721	9
Foreign exchange and other trading revenue	187	209	166	173	165	(11)	13	396	329	20
Financing-related fees	53	52	54	54	53	2	—	105	108	(3)
Distribution and servicing	34	36	38	40	41	(6)	(17)	70	82	(15)
Investment and other income (loss)	70	82	(198)	63	122	N/M	N/M	152	199	N/M
Total fee revenue	3,209	3,319	2,886	3,148	3,120	(3)	3	6,528	6,128	7
Net securities gains (losses)	1	(49)	(26)	19	—	N/M	N/M	(48)	10	N/M
Total fee and other revenue	3,210	3,270	2,860	3,167	3,120	(2)	3	6,480	6,138	6
Income (loss) from consolidated investment management funds	12	(11)	17	10	10	N/M	N/M	1	43	N/M
Net interest revenue	916	919	851	839	826	—	11	1,835	1,618	13
Total revenue	4,138	4,178	3,728	4,016	3,956	(1)	5	8,316	7,799	7
Provision for credit losses	(3)	(5)	(6)	(6)	(7)	N/M	N/M	(8)	(12)	N/M
Noninterest expense
Staff (a)	1,489	1,576	1,628	1,485	1,432	(6)	4	3,065	2,920	5
Professional, legal and other purchased services	328	291	339	305	319	13	3	619	632	(2)
Software and equipment	266	234	297	233	232	14	15	500	455	10
Net occupancy	156	139	153	141	140	12	11	295	276	7
Sub-custodian and clearing (b)	110	119	102	101	108	(8)	2	229	211	9
Distribution and servicing	106	106	106	109	104	—	2	212	204	4
Business development	62	51	66	49	63	22	(2)	113	114	(1)
Bank assessment charges	47	52	53	51	59	(10)	(20)	99	116	(15)
Amortization of intangible assets	48	49	52	52	53	(2)	(9)	97	105	(8)
Other (a)(b)(c)	135	122	210	128	145	11	(7)	257	264	(3)
Total noninterest expense	2,747	2,739	3,006	2,654	2,655	—	3	5,486	5,297	4
Income before income taxes	1,394	1,444	728	1,368	1,308	(3)	7	2,838	2,514	13
Provision (benefit) for income taxes	286	282	(453)	348	332	1	(14)	568	601	(5)
Net income	1,108	1,162	1,181	1,020	976	(5)	14	2,270	1,913	19
Net (income) loss attributable to noncontrolling interests	(5)	9	(6)	(2)	(1)	N/M	N/M	4	(16)	N/M
Preferred stock dividends	(48)	(36)	(49)	(35)	(49)	N/M	N/M	(84)	(91)	(8)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,055	$1,135	$1,126	$983	$926	(7)%	14%	$2,190	$1,806	21%

Average common shares and equivalents outstanding: Basic	1,010,179	1,016,797	1,024,828	1,035,337	1,035,829	(1)%	(2)%	1,013,507	1,038,479	(2)%
Diluted	1,014,357	1,021,731	1,030,404	1,041,138	1,041,879	(1)%	(3)%	1,018,020	1,044,809	(3)%

Earnings per common share: Basic	$1.04	$1.11	$1.09	$0.94	$0.88	(6)%	18%	$2.15	$1.71	26%
Diluted	$1.03	$1.10	$1.08	$0.94	$0.88	(6)%	17%	$2.14	$1.70	26%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits - Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other post-retirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, merger and integration ("M&I"), litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2018		2017
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from:
Banks	$5,361	$4,636	$5,382	$5,557	$4,725
Interest-bearing deposits with the Federal Reserve and other central banks	75,116	91,431	91,510	75,808	74,130
Interest-bearing deposits with banks	16,134	15,186	11,979	15,256	13,601
Federal funds sold and securities purchased under resale agreements	26,494	28,784	28,135	27,883	27,440
Securities	119,081	118,789	120,370	120,049	119,260
Trading assets	7,035	8,596	6,022	4,666	5,279
Loans	57,776	60,809	61,540	59,068	61,673
Allowance for loan losses	(145)	(156)	(159)	(161)	(165)
Net loans	57,631	60,653	61,381	58,907	61,508
Premises and equipment	1,752	1,702	1,634	1,631	1,640
Accrued interest receivable	663	610	610	547	567
Goodwill	17,418	17,596	17,564	17,543	17,457
Intangible assets	3,308	3,370	3,411	3,461	3,506
Other assets	22,507	21,638	23,029	22,287	25,000
Subtotal assets of operations	352,500	372,991	371,027	353,595	354,113
Assets of consolidated investment management funds, at fair value	428	606	731	802	702
Total assets	$352,928	$373,597	$371,758	$354,397	$354,815
Liabilities
Deposits	$230,560	$241,844	$244,322	$230,996	$235,677
Federal funds purchased and securities sold under repurchase agreements	13,200	21,600	15,163	10,314	10,934
Trading liabilities	3,580	3,365	3,984	3,253	4,100
Payables to customers and broker-dealers	19,123	20,172	20,184	21,176	21,622
Commercial paper	2,508	3,936	3,075	2,501	876
Other borrowed funds	3,053	1,550	3,028	3,353	1,338
Accrued taxes and other expenses	5,452	5,349	6,225	6,070	5,670
Other liabilities	5,443	5,707	6,050	7,195	6,379
Long-term debt	28,260	27,939	27,979	28,408	27,699
Subtotal liabilities of operations	311,179	331,462	330,010	313,266	314,295
Liabilities of consolidated investment management funds, at fair value	3	11	2	27	22
Total liabilities	311,182	331,473	330,012	313,293	314,317
Temporary equity
Redeemable noncontrolling interests	189	184	179	197	181
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	13
Additional paid-in capital	26,981	26,911	26,665	26,588	26,432
Retained earnings	27,306	26,496	25,635	24,757	24,027
Accumulated other comprehensive loss, net of tax	(2,795)	(2,343)	(2,357)	(2,781)	(3,093)
Less: Treasury stock, at cost	(13,543)	(12,892)	(12,248)	(11,597)	(10,947)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,505	41,728	41,251	40,523	39,974
Nonredeemable noncontrolling interests of consolidated investment management funds	52	212	316	384	343
Total permanent equity	41,557	41,940	41,567	40,907	40,317
Total liabilities, temporary equity and permanent equity	$352,928	$373,597	$371,758	$354,397	$354,815

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q18 vs.				YTD18 vs.
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Investment services fees:
Asset servicing	$1,097	$1,113	$1,079	$1,058	$1,037	(1)%	6%	$2,210	$2,051	8%
Securities lending	60	55	51	47	48	9	25	115	97	19
Clearing services	392	414	400	383	394	(5)	(1)	806	770	5
Issuer services	266	260	197	288	241	2	10	526	492	7
Treasury services	140	138	137	141	140	1	—	278	279	—
Total investment services fees	1,955	1,980	1,864	1,917	1,860	(1)	5	3,935	3,689	7
Investment management and performance fees (a)(b)	910	960	962	901	879	(5)	4	1,870	1,721	9
Foreign exchange and other trading revenue:
Foreign exchange	171	183	175	158	151	(7)	13	354	305	16
Other trading revenue (loss)	16	26	(9)	15	14	N/M	N/M	42	24	N/M
Total foreign exchange and other trading revenue	187	209	166	173	165	(11)	13	396	329	20
Financing-related fees	53	52	54	54	53	2	—	105	108	(3)
Distribution and servicing	34	36	38	40	41	(6)	(17)	70	82	(15)
Investment and other income (loss):
Corporate/bank-owned life insurance	31	36	43	37	43	N/M	N/M	67	73	N/M
Asset-related gains (losses)	15	46	—	1	(5)	N/M	N/M	61	(2)	N/M
Expense reimbursements from joint venture	19	16	15	18	17	N/M	N/M	35	31	N/M
Seed capital gains (a)	3	—	7	6	10	N/M	N/M	3	19	N/M
Equity investment income	2	—	4	—	7	N/M	N/M	2	33	N/M
Lease-related gains	—	—	4	—	51	N/M	N/M	—	52	N/M
Other income (loss)	—	(16)	(271)	1	(1)	N/M	N/M	(16)	(7)	N/M
Total investment and other income (loss) (a)	70	82	(198)	63	122	N/M	N/M	152	199	N/M
Total fee revenue	3,209	3,319	2,886	3,148	3,120	(3)	3	6,528	6,128	7
Net securities gains (losses)	1	(49)	(26)	19	—	N/M	N/M	(48)	10	N/M
Total fee and other revenue	$3,210	$3,270	$2,860	$3,167	$3,120	(2)%	3%	$6,480	$6,138	6%
(a) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(b)    On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 2Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q18		1Q18		4Q17		3Q17		2Q17
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions, presented on an FTE basis)
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign banks)	$15,748	1.41%	$13,850	1.25%	$14,068	1.03%	$15,899	0.86%	$14,832	0.73%
Interest-bearing deposits held at the Federal Reserve and other central banks	69,676	0.77	79,068	0.64	74,961	0.54	70,430	0.50	69,316	0.41
Federal funds sold and securities purchased under resale agreements (a)	28,051	3.29	27,903	2.47	28,417	2.11	28,120	1.67	26,873	1.29
Margin loans	14,838	3.46	15,674	2.98	14,018	2.67	13,206	2.60	15,058	2.32
Non-margin loans:
Domestic offices	29,970	3.44	30,415	3.02	30,462	2.73	29,950	2.87	30,734	2.70
Foreign offices	12,258	2.87	12,517	2.51	12,292	2.21	12,788	2.09	13,001	1.99
Total non-margin loans	42,228	3.27	42,932	2.87	42,754	2.58	42,738	2.64	43,735	2.49
Securities:
U.S. Government obligations	23,199	2.02	23,460	1.88	25,195	1.71	25,349	1.67	25,928	1.64
U.S. Government agency obligations	63,022	2.37	62,975	2.23	62,889	2.07	61,710	2.00	59,533	1.95
States and political subdivisions - tax-exempt	2,677	2.75	2,875	2.62	3,010	3.10	3,226	3.06	3,298	3.09
Other securities	28,863	1.75	29,149	1.69	29,131	1.34	28,804	1.34	28,468	1.15
Trading securities	3,784	3.10	4,183	2.62	2,723	2.02	2,359	2.26	2,455	2.85
Total securities	121,545	2.19	122,642	2.05	122,948	1.85	121,448	1.81	119,682	1.74
Total interest-earning assets	$292,086	2.14%	$302,069	1.85%	$297,166	1.65%	$291,841	1.59%	$289,496	1.47%
Noninterest-earning assets	54,242		56,106		53,620		53,868		53,019
Total assets	$346,328		$358,175		$350,786		$345,709		$342,515

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$54,200	0.78%	$51,612	0.55%	$45,280	0.36%	$44,212	0.28%	$48,809	0.17%
Foreign offices	98,599	0.28	104,092	0.18	102,483	0.09	98,278	0.10	93,527	0.05
Total interest-bearing deposits	152,799	0.45	155,704	0.30	147,763	0.17	142,490	0.16	142,336	0.09
Federal funds purchased and securities sold under repurchase agreements (a)	18,146	3.48	18,963	2.29	20,211	1.83	21,403	1.30	17,970	0.84
Trading liabilities	1,198	2.43	1,569	2.26	1,406	0.38	1,434	0.54	1,216	0.61
Other borrowed funds	2,399	2.40	2,119	1.67	3,421	1.46	2,197	1.38	1,193	1.24
Commercial paper	3,869	2.13	3,131	1.59	3,391	1.23	2,736	1.15	2,215	0.95
Payables to customers and broker-dealers	16,349	1.10	17,101	0.75	17,868	0.49	18,516	0.42	20,609	0.30
Long-term debt	28,349	3.06	28,407	2.49	28,245	2.29	28,138	2.07	27,398	1.87
Total interest-bearing liabilities	$223,109	1.14%	$226,994	0.82%	$222,305	0.65%	$216,914	0.57%	$212,937	0.42%
Total noninterest-bearing deposits	64,768		71,005		69,111		70,168		73,886
Other noninterest-bearing liabilities	16,857		18,571		18,422		17,763		15,656
Total The Bank of New York Mellon Corporation shareholders’ equity	41,292		41,135		40,494		40,322		39,404
Noncontrolling interests	302		470		454		542		632
Total liabilities and shareholders’ equity	$346,328		$358,175		$350,786		$345,709		$342,515
Net interest margin		1.26%		1.22%		1.14%		1.15%		1.14%
Net interest margin (FTE) – Non-GAAP (b)		1.26%		1.23%		1.16%		1.16%		1.16%
(a)    Includes the impact of offsetting under enforceable netting agreements of approximately $18 billion for 2Q18, $14 billion for 1Q18, $14 billion for 4Q17, $7 billion for 3Q17 and $1 billion for 2Q17.

(b) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
Note: Interest and average rates were calculated on an FTE basis, at tax rates of approximately 21% for quarters in 2018 and approximately 35% for quarters in 2017, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE

						2Q18 vs.				YTD18 vs.
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Staff (a)	$1,489	$1,576	$1,628	$1,485	$1,432	(6)%	4%	$3,065	$2,920	5%
Professional, legal and other purchased services	328	291	339	305	319	13	3	619	632	(2)
Software and equipment	266	234	297	233	232	14	15	500	455	10
Net occupancy	156	139	153	141	140	12	11	295	276	7
Sub-custodian and clearing (b)	110	119	102	101	108	(8)	2	229	211	9
Distribution and servicing	106	106	106	109	104	—	2	212	204	4
Business development	62	51	66	49	63	22	(2)	113	114	(1)
Bank assessment charges	47	52	53	51	59	(10)	(20)	99	116	(15)
Amortization of intangible assets	48	49	52	52	53	(2)	(9)	97	105	(8)
Other (a)(b)(c)	135	122	210	128	145	11	(7)	257	264	(3)
Total noninterest expense	$2,747	$2,739	$3,006	$2,654	$2,655	—%	3%	$5,486	$5,297	4%

Full-time employees at period end	52,000	52,100	52,500	52,900	52,800	—%	(2)%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits - Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other post-retirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, M&I, litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2018		2017
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios - fully phased-in basis: (a)
Standardized Approach:
CET1 capital	$18,386	$18,334	$17,838	$18,141	$17,629
Tier 1 capital	21,877	21,835	21,339	21,649	21,147
Total capital	23,375	23,340	22,838	23,157	21,960
Risk-weighted assets	152,658	156,472	155,324	152,995	152,645

CET1 ratio	12.0%	11.7%	11.5%	11.9%	11.5%
Tier 1 capital ratio	14.3	14.0	13.7	14.2	13.9
Total capital ratio	15.3	14.9	14.7	15.1	14.4

Advanced Approaches:
CET1 capital	$18,386	$18,334	$17,838	$18,141	$17,629
Tier 1 capital	21,877	21,835	21,339	21,649	21,147
Total capital	23,175	23,121	22,608	22,941	21,749
Risk-weighted assets	167,220	171,910	173,711	169,293	169,478

CET1 ratio	11.0%	10.7%	10.3%	10.7%	10.4%
Tier 1 capital ratio	13.1	12.7	12.3	12.8	12.5
Total capital ratio	13.9	13.4	13.0	13.6	12.8

Tier 1 leverage ratio	6.7%	6.5%	6.4%	6.6%	6.5%

SLR:
Leverage exposure	$355,715	$367,818	$360,543	$355,960	$352,448
SLR	6.2%	5.9%	5.9%	6.1%	6.0%

Average liquidity coverage ratio (“LCR”)	118%	116%	118%	119%	116%

Consolidated regulatory capital ratios - transitional basis:
Advanced Approaches:
CET1 ratio	N/A	N/A	10.7%	11.1%	10.8%
Tier 1 capital ratio	N/A	N/A	12.7	13.2	12.9
Total capital ratio	N/A	N/A	13.4	14.0	13.2

Tier 1 leverage ratio	N/A	N/A	6.6%	6.8%	6.7%
SLR	N/A	N/A	6.1	6.3	6.2
(a)    Regulatory capital ratios for June 30, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

N/A - Not applicable. Beginning Jan. 1, 2018, regulatory capital ratios are fully phased-in.

THE BANK OF NEW YORK MELLON CORPORATION
KEY MARKET METRICS

						2Q18 vs.					YTD18 vs.
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18		2Q17	YTD18	YTD17	YTD17
Key market metrics:
S&P 500 Index (a)	2718	2641	2674	2519	2423	3%		12	2718	2423	12
S&P 500 Index - daily average	2703	2733	2603	2467	2398	(1)		13	2718	2362	15
FTSE 100 Index (a)	7637	7057	7688	7373	7313	8		4	7637	7313	4
FTSE 100 Index - daily average	7549	7354	7477	7380	7391	3		2	7451	7331	2
MSCI EAFE (a)	1959	2006	2051	1974	1883	(2)		4	1959	1883	4
MSCI EAFE - daily average	2018	2073	2005	1934	1856	(3)		9	2045	1803	13
Barclays Capital Global Aggregate BondSM Index (a)(b)	478	491	485	480	471	(3)		1	478	471	1
NYSE and NASDAQ share volume (in billions)	208	210	188	179	199	(1)		5	418	385	9
Average interest on excess reserves paid by the Federal Reserve	1.79%	1.53%	1.30%	1.25%	1.04%	26	bps	75	1.66%	0.92%	74

Foreign exchange rates vs. U.S. dollar:
British pound (a)	$1.32	$1.41	$1.35	$1.34	$1.30	(6)%		2	$1.32	$1.30	2
British pound - average rate	1.36	1.39	1.33	1.31	1.28	(2)		6	1.38	1.26	10
Euro (a)	1.17	1.23	1.20	1.18	1.14	(5)		3	1.17	1.14	3
Euro - average rate	1.19	1.23	1.18	1.17	1.10	(3)		8	1.21	1.08	12
(a) Period end.
(b) Unhedged in U.S. dollar terms.
bps - basis points.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q18 vs.				YTD18 vs.
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Revenue:
Investment services fees:
Asset servicing (ex. securities lending revenue)	$1,080	$1,095	$1,061	$1,040	$1,019	(1)%	6%	$2,175	$2,017	8%
Securities lending revenue	55	48	45	41	42	15	31	103	82	26
Clearing services	391	414	400	381	393	(6)	(1)	805	768	5
Issuer services	265	260	196	288	241	2	10	525	491	7
Treasury services	140	138	136	141	139	1	1	278	278	—
Total investment services fees	1,931	1,955	1,838	1,891	1,834	(1)	5	3,886	3,636	7
Foreign exchange and other trading revenue	172	169	168	154	145	2	19	341	298	14
Other (a)	130	126	135	142	136	3	(4)	256	265	(3)
Total fee and other revenue	2,233	2,250	2,141	2,187	2,115	(1)	6	4,483	4,199	7
Net interest revenue	874	844	813	777	761	4	15	1,718	1,468	17
Total revenue	3,107	3,094	2,954	2,964	2,876	—	8	6,201	5,667	9
Provision for credit losses	1	(7)	(2)	(2)	(3)	N/M	N/M	(6)	(3)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,931	1,913	2,060	1,837	1,889	1	2	3,844	3,701	4
Amortization of intangible assets	36	36	37	37	38	—	(5)	72	75	(4)
Total noninterest expense	1,967	1,949	2,097	1,874	1,927	1	2	3,916	3,776	4
Income before taxes	$1,139	$1,152	$859	$1,092	$952	(1)%	20%	$2,291	$1,894	21%

Pre-tax operating margin	37%	37%	29%	37%	33%			37%	33%

Total revenue by line of business:
Asset Servicing	$1,520	$1,519	$1,459	$1,420	$1,378	—%	10%	$3,039	$2,724	12%
Pershing	558	581	569	542	547	(4)	2	1,139	1,069	7
Issuer Services	431	418	352	442	398	3	8	849	794	7
Treasury Services	329	321	322	316	311	2	6	650	613	6
Clearance and Collateral Management	269	255	252	244	242	5	11	524	467	12
Total revenue by line of business	$3,107	$3,094	$2,954	$2,964	$2,876	—%	8%	$6,201	$5,667	9%
(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q18 vs.				YTD18 vs.
(dollars in millions unless otherwise noted)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Average loans	$38,002	$39,200	$38,845	$38,038	$40,931	(3)%	(7)%	$38,598	$41,870	(8)%
Average assets	$264,387	$278,095	$260,494	$252,461	$254,724	(5)%	4%	$271,203	$253,031	7%
Average deposits	$203,064	$214,130	$204,680	$198,299	$200,417	(5)%	1%	$208,567	$199,206	5%

AUC/A at period end (in trillions) (a)(b)	$33.6	$33.5	$33.3	$32.2	$31.1	—	8%	$33.6	$31.1	8%
Market value of securities on loan at period end (in billions) (c)	$432	$436	$408	$382	$336	(1)%	29%	$432	$336	29%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,080	6,075	6,126	6,203	6,159	—	(1)%
Average long-term mutual fund assets (U.S. platform)	$512,645	$514,542	$508,873	$500,998	$480,532	—	7%
Average investor margin loans (U.S. platform)	$10,772	$10,930	$9,822	$8,886	$9,812	(1)%	10%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$2,801	$2,698	$2,606	$2,534	$2,498	4%	12%
(a) June 30, 2018 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.4 trillion at June 30, 2018, $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017 and $1.2 trillion at June 30, 2017.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $70 billion at June 30, 2018, $73 billion at March 31, 2018, $71 billion at Dec. 31, 2017, $68 billion at Sept. 30, 2017 and $66 billion at June 30, 2017.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						2Q18 vs.				YTD18 vs.
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
Revenue:
Investment management fees (a)	$885	$898	$898	$871	$845	(1)%	5%	$1,783	$1,659	7%
Performance fees	12	48	50	15	17	(75)	(29)	60	29	107
Investment management and performance fees (b)	897	946	948	886	862	(5)	4	1,843	1,688	9
Distribution and servicing	48	50	51	51	53	(4)	(9)	98	105	(7)
Other (a)	(4)	16	(25)	(19)	(16)	N/M	N/M	12	(17)	N/M
Total fee and other revenue (a)	941	1,012	974	918	899	(7)	5	1,953	1,776	10
Net interest revenue	77	76	74	82	87	1	(11)	153	173	(12)
Total revenue	1,018	1,088	1,048	1,000	986	(6)	3	2,106	1,949	8
Provision for credit losses	2	2	1	(2)	—	N/M	N/M	4	3	N/M
Noninterest expense (ex. amortization of intangible assets)	685	692	756	687	683	(1)	—	1,377	1,351	2
Amortization of intangible assets	12	13	15	15	15	(8)	(20)	25	30	(17)
Total noninterest expense	697	705	771	702	698	(1)	—	1,402	1,381	2
Income before taxes	$319	$381	$276	$300	$288	(16)%	11%	$700	$565	24%
Income before taxes (ex. amortization of intangible assets) – Non-GAAP	$331	$394	$291	$315	$303	(16)%	9%	$725	$595	22%

Pre-tax operating margin	31%	35%	26%	30%	29%			33%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	35%	39%	29%	34%	33%			37%	32%

Total revenue by line of business:
Asset Management	$702	$770	$738	$693	$683	(9)%	3%	$1,472	$1,344	10%
Wealth Management	316	318	310	307	303	(1)	4	634	605	5
Total revenue by line of business	$1,018	$1,088	$1,048	$1,000	$986	(6)%	3%	$2,106	$1,949	8%

Average loans	$16,974	$16,876	$16,813	$16,724	$16,560	1%	3%	$16,926	$16,358	3%
Average assets	$31,504	$31,963	$31,681	$31,689	$31,355	(1)%	—%	$31,732	$31,212	2%
Average deposits	$14,252	$13,363	$11,633	$12,374	$14,866	7%	(4)%	$13,810	$15,380	(10)%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees increased 2% (Non-GAAP) compared with 2Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax margin – Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q18 vs.				YTD18 vs.
(dollars in billions)	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	YTD18	YTD17	YTD17
AUM by product type (a)(b)
Equity	$160	$161	$161	$158	$163	(1)%	(2)%
Fixed income	197	206	206	206	198	(4)	(1)
Index	334	333	350	333	324	—	3
Liability-driven investments, including currency overlay	663	700	667	622	607	(5)	9
Multi-asset and alternative investments	181	185	214	207	192	(2)	(6)
Cash	270	283	295	298	287	(5)	(6)
Total AUM by product type	$1,805	$1,868	$1,893	$1,824	$1,771	(3)%	2%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,868	$1,893	$1,824	$1,771	$1,727			$1,893	$1,648
Net (outflows) inflows:
Long-term strategies:
Equity	(3)	—	(6)	(2)	(2)			(3)	(6)
Fixed income	(4)	7	(2)	4	2			3	4
Liability-driven investments, including currency overlay	2	13	23	(2)	15			15	29
Multi-asset and alternative investments	(3)	(3)	2	3	1			(6)	3
Total long-term active strategies (outflows) inflows	(8)	17	17	3	16			9	30
Index	(7)	(13)	(1)	(3)	(13)			(20)	(13)
Total long-term strategies (outflows) inflows	(15)	4	16	—	3			(11)	17
Short-term strategies:
Cash	(11)	(14)	(4)	10	11			(25)	24
Total net (outflows) inflows	(26)	(10)	12	10	14			(36)	41
Net market impact	17	(14)	47	17	1			3	42
Net currency impact	(53)	29	10	26	29			(24)	40
Divestiture/Other (c)	(1)	(30)	—	—	—			(31)	—
Ending balance of AUM	$1,805	$1,868	$1,893	$1,824	$1,771	(3)%	2%	$1,805	$1,771	2%

Wealth Management client assets (a)(d)	$254	$246	$251	$245	$239	3%	6%
(a) June 30, 2018 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture.
(d) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q18	1Q18	4Q17	3Q17	2Q17
Fee revenue	$40	$57	$(221)	$50	$113
Net securities gains (losses)	1	(49)	(26)	19	—
Total fee and other revenue (loss)	41	8	(247)	69	113
Net interest (expense)	(35)	(1)	(36)	(20)	(22)
Total revenue (loss)	6	7	(283)	49	91
Provision for credit losses	(6)	—	(5)	(2)	(4)
Noninterest expense	81	87	135	77	28
(Loss) income before taxes	$(69)	$(80)	$(413)	$(26)	$67

Average loans and leases	$2,090	$2,530	$1,114	$1,182	$1,302
Average assets	$50,437	$48,117	$58,611	$61,559	$56,436

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2018		2Q18 change in unrealized gain (loss)	June 30, 2018			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,093		$(145)	$50,906	$49,741		98%	$(1,165)		100%	—%	—%	—%	—%
U.S. Treasury	23,545		17	24,106	23,962		99	(144)		100	—	—	—	—
Sovereign debt/sovereign guaranteed	14,732		(26)	12,976	13,069		101	93		74	6	19	1	—
Agency commercial MBS	10,805		105	11,096	11,019		99	(77)		100	—	—	—	—
U.S. Government agencies	2,669		(2)	3,284	3,269		100	(15)		100	—	—	—	—
CLOs	3,129		(10)	3,179	3,177		100	(2)		98	—	—	1	1
Foreign covered bonds	2,806		(2)	2,980	2,976		100	(4)		100	—	—	—	—
State and political subdivisions	2,742		7	2,653	2,646		100	(7)		76	16	4	—	4
Non-agency RMBS (c)	1,745		(22)	1,340	1,621		121	281		7	9	9	60	15
Non-agency commercial MBS	1,532		(148)	1,403	1,391		99	(12)		96	4	—	—	—
Corporate bonds	1,222		(7)	1,167	1,146		98	(21)		13	71	16	—	—
Other (d)	4,183		—	4,497	4,484		100	(13)		82	16	—	—	2
Total investment securities	$118,203	(e)	$(233)	$119,587	$118,501	(e)	99%	$(1,086)	(e)(f)	94%	2%	3%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $1,019 million at March 31, 2018 and $943 million at June 30, 2018.
(d) Includes commercial paper with a fair value of $700 million at March 31, 2018 and $699 million at June 30, 2018.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale of $238 million at March 31, 2018 and net unrealized gains of $373 million at June 30, 2018.
(f) Unrealized losses of $133 million at June 30, 2018 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2018		2017
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$156	$159	$161	$165	$164
Allowance for lending-related commitments	100	102	104	105	112
Allowance for credit losses - beginning of period	$256	$261	$265	$270	$276

Net recoveries (charge-offs):
Charge-offs	—	—	—	—	—
Recoveries	1	—	2	1	1
Total net recoveries (charge-offs)	1	—	2	1	1
Provision for credit losses	(3)	(5)	(6)	(6)	(7)
Allowance for credit losses - end of period	$254	$256	$261	$265	$270

Allowance for credit losses - end of period:
Allowance for loan losses	$145	$156	$159	$161	$165
Allowance for lending-related commitments	109	100	102	104	105
Allowance for credit losses - end of period	$254	$256	$261	$265	$270

Allowance for loan losses as a percentage of total loans	0.25%	0.26%	0.26%	0.27%	0.27%

Nonperforming assets	$82	$85	$90	$94	$100

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis, as a supplement to GAAP information. Tangible common shareholders’ equity excludes goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity measure is an additional useful measure for investors because it presents a measure of those assets that can generate income. BNY Mellon has provided a measure of tangible book value per common share, which it believes provides additional useful information as to the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has presented the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly and year-to-date return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	YTD18	YTD17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,055	$1,135	$1,126	$983	$926	$2,190	$1,806
Add: Amortization of intangible assets	48	49	52	52	53	97	105
Less: Tax impact of amortization of intangible assets	11	12	18	17	19	23	37
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,092	$1,172	$1,160	$1,018	$960	$2,264	$1,874

Average common shareholders’ equity	$37,750	$37,593	$36,952	$36,780	$35,862	$37,672	$35,416
Less: Average goodwill	17,505	17,581	17,518	17,497	17,408	17,543	17,373
Average intangible assets	3,341	3,397	3,437	3,487	3,532	3,369	3,555
Add: Deferred tax liability – tax deductible goodwill (a)	1,054	1,042	1,034	1,561	1,542	1,054	1,542
Deferred tax liability – intangible assets (a)	709	716	718	1,092	1,095	709	1,095
Average tangible common shareholders’ equity – Non-GAAP	$18,667	$18,373	$17,749	$18,449	$17,559	$18,523	$17,125

Return on common equity – GAAP	11.2%	12.2%	12.1%	10.6%	10.4%	11.7%	10.3%
Return on tangible common equity – Non-GAAP	23.5%	25.9%	25.9%	21.9%	21.9%	24.6%	22.1%
(a) Deferred tax liabilities, for the prior periods, are based on fully phased-in U.S. capital rules.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2018		2017
(dollars in millions except common shares)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$41,505	$41,728	$41,251	$40,523	$39,974
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,963	38,186	37,709	36,981	36,432
Less: Goodwill	17,418	17,596	17,564	17,543	17,457
Intangible assets	3,308	3,370	3,411	3,461	3,506
Add: Deferred tax liability – tax deductible goodwill (a)	1,054	1,042	1,034	1,561	1,542
Deferred tax liability – intangible assets (a)	709	716	718	1,092	1,095
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,000	$18,978	$18,486	$18,630	$18,106

Period-end common shares outstanding (in thousands)	999,945	1,010,676	1,013,442	1,024,022	1,033,156

Book value per common share – GAAP	$37.97	$37.78	$37.21	$36.11	$35.26
Tangible book value per common share – Non-GAAP	$19.00	$18.78	$18.24	$18.19	$17.53
(a) Deferred tax liabilities, for the prior periods, are based on fully phased-in U.S. capital rules.

Net interest margin reconciliation
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17
Net interest revenue – GAAP	$916	$919	$851	$839	$826
Add: Tax equivalent adjustment	5	6	11	12	12
Net interest revenue (FTE) – Non-GAAP	$921	$925	$862	$851	$838

Average interest-earning assets	$292,086	$302,069	$297,166	$291,841	$289,496

Net interest margin – GAAP (a)	1.26%	1.22%	1.14%	1.15%	1.14%
Net interest margin (FTE) – Non-GAAP (a)	1.26%	1.23%	1.16%	1.16%	1.16%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	2Q18	1Q18	4Q17	3Q17	2Q17	YTD18	YTD17
Income before income taxes – GAAP	$319	$381	$276	$300	$288	$700	$565

Total revenue – GAAP	$1,018	$1,088	$1,048	$1,000	$986	$2,106	$1,949
Less: Distribution and servicing expense	103	110	107	110	104	213	205
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$915	$978	$941	$890	$882	$1,893	$1,744

Pre-tax operating margin – GAAP (a)	31%	35%	26%	30%	29%	33%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	35%	39%	29%	34%	33%	37%	32%
(a) Income before taxes divided by total revenue.

Constant currency reconciliations			2Q18 vs.
(dollars in millions)	2Q18	2Q17	2Q17
Consolidated:
Investment management and performance fees	$910	$879	4%
Impact of changes in foreign currency exchange rates	—	20
Adjusted investment management and performance fees – Non-GAAP	$910	$899	1%

Investment Management business:
Investment management and performance fees	$897	$862	4%
Impact of changes in foreign currency exchange rates	—	20
Adjusted investment management and performance fees – Non-GAAP	$897	$882	2%